EXHIBIT 12.(b)
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                          THE PIEDMONT INVESTMENT TRUST

               CHIEF EXECUTIVE AND FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of The Piedmont Select Value Fund (the "Fund") of The Piedmont Investment Trust on Form N-CSR for the period ended September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, David M. Clark, III, chief executive officer (or equivalent thereof) and chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: November 22, 2005        By:  /s/ David M. Clark III
                                    _____________________________________
                                    David M. Clark III, Trustee, President,
                                    Treasurer, Principal Executive Officer
                                    and Principal Financial Officer
                                    The Piedmont Investment Trust

     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.